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                                Supplement to the
                                February 28, 2007
                      Schwab Active Equity Funds Prospectus
                            As amended July 13, 2007


The information provided in this supplement is as of November 15, 2007.

LIQUIDATION OF THE SCHWAB TECHNOLOGY FUND

At the quarterly Board of Trustees meeting held in November 2007, the Board of Trustees approved the closing and liquidation of the Schwab Technology Fund (the "Fund"). Accordingly, effective immediately, the Fund is closed to new investors and has stopped selling shares to existing shareholders. Also effective immediately, the Fund will no longer accept automatic investments from existing shareholders or exchanges into the Fund. The Fund will redeem all of its outstanding shares on or shortly after February 15, 2008 (the "Liquidation Date"), and distribute the proceeds to the Fund's shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

Effective immediately, through the Liquidation Date, the Fund's investment adviser will waive fees and reimburse the Fund for all operating expenses, and the Fund will waive its redemption fee.

As shareholders redeem shares of the Fund between the date of this supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund's assets. Accordingly, the Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and the Liquidation Date.

As is the case with other redemptions, each shareholder's redemption, including a mandatory redemption, will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.


                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2007 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG39705 (11/07)